UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

____________________

Date of Report (Date of Earliest Event Reported):  August 30, 2006

Cornerstone Ministries Investments, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-32165	58-2232313
(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)
2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040
(Address of Principal Executive Offices, including Zip Code)

(678) 455-1100
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 15, 2006 Cornerstone Ministries Investments, Inc. (the “Company”) filed a registration statement on Form SB-2 (File No. 333-131861).  During the review process for this registration statement certain questions arose regarding the indenture that was used for the Company’s offering of its Series C securities (SEC File No. 333-75152, which was declared effective on December 28, 2001).  The Company is filing this Form 8-K to clarify these matters.

The qualified indenture for the Series C securities was the Trust Indenture dated December 1999 with American Securities Transfer and Trust (Regions Bank was the successor trustee at the time the registration statement for the Series C securities was declared effective).  The indenture was included with the registration statement for the Series C offering as exhibit 4.4 through incorporation by reference to the Form SB-2 originally filed by the Company on December 23, 1999 (File No. 333-93475).  The indenture was originally prepared for an earlier series of securities.  However, it permits the Company to issue additional securities pursuant to a resolution adopted by the Company’s board of directors and a supplement to the indenture.  The Company’s board passed a resolution establishing the Series C securities and the terms had been agreed to by the trustee.  The Company believes that this agreement, albeit an oral one, constitutes a valid supplement to the indenture.  Attached hereto as exhibit 4.1 is a form of supplement that the Company believes to be an accurate reflection of the oral agreement between it and the trustee.

After the registration statement for the Series C securities went effective and the offering commenced, an in-house attorney for the trustee recommended that the parties clean up the indenture.  This process led to the new indenture dated January 29, 2002.  While this new indenture specifically referenced the Series C securities, it had no material changes to any substantive provisions.  Specifically, it did not amend any of the provisions required to be included by the Trust Indenture Act of 1939.  The Company attempted to file this revised indenture with a post-effective amendment to its Form SB-2 on February 1, 2002.  This filing, however, was never declared effective and was subsequently withdrawn.  Because the January 29, 2002 revised indenture was never officially filed for technical reasons, the Company is filing a copy with this Form 8-K as exhibit 4.2.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits.

4.1

Form of Supplemental Indenture for Series C offering

4.2

Trust Indenture between the Company and Regions Bank dated January 29, 2002 (Trinity Trust Company has succeeded Regions Bank as trustee)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 30, 2006

CORNERSTONE MINISTRIES

INVESTMENTS, INC.

By:  /s/ John T. Ottinger, Jr.

John T. Ottinger

Vice President, Chief Operating

Officer, Chief Financial Officer